SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                 -----------------------------------------------
                                 August 10, 2004


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)

            0-26694                                        93-0945003
   ------------------------                    ---------------------------------
   (Commission file number)                    (IRS employer identification no.)

        585 West 500 South, Bountiful, Utah                84010
     ----------------------------------------            ----------
     (Address of principal executive offices)            (Zip code)


                                 (801) 298-3360
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              (Registrant's telephone number, including area code)


                   This document contains a total of 8 pages.
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Businesses Acquired.

                  Not applicable.

         b.       Pro Forma Financial Information.

                  Not applicable.

         c.       Exhibits.

                  Number                          Description
                  ------                          -----------

                  99.1     News release describing second quarter 2004 results

                  99.2 Prepared comments of management from second quarter 2004 conference call

Item 12. Results of Operations and Financial Condition

         On August 10, 2004, following the filing of the Registrant's quarterly report on Form 10-QSB, the Registrant issued a news release describing its second quarter results. That news release is attached hereto as Exhibit 99.1.

         On August 11, 2004, the Registrant hosted its second quarter conference call. The prepared comments of management are attached hereto as Exhibit 99.2.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.


Date: August 11, 2004            By  /s/ Jeffrey M. Soinski
                                   ---------------------------------------------
                                    Jeffrey M. Soinski
                                    President, Chief Executive Officer, Director

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